SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549


                                 FORM 8-K

                              CURRENT REPORT
           PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND
                           EXCHANGE ACT OF 1934


                             November 17, 1997
                     (Date of Earliest Event Reported)


      AIRPLANES LIMITED                           AIRPLANES U.S. TRUST

(Exact Name of Registrants as Specified in Memorandum of Association or Trust
                                Agreement)


       Jersey, Channel Islands                         Delaware
             (State or Other Jurisdiction of Incorporation or
                               Organization)

       33-99970-01                                13-3521640
       (Commission File                           (IRS Employer
       Number)                                    Identification No.)


       Airplanes Limited                          Airplanes U.S. Trust
       22 Grenville Street                        1100 North Market Street
       St. Helier                                 Rodney Square North
       Jersey, JE4 8PX                            Wilmington, Delaware
       Channel Islands                            19890-0001
       (011 44 1534 609 000)                      (1-302-651-1000)


          (Addresses and Telephone Numbers, Including Area Codes, of
                   Registrants' Principal Executive Offices)



Item 5. Other Events


       Attached hereto as Exhibit A is a copy of a Report to Certificateholders dated November 17, 1997, sent to each holder of a Pass Through Certificate issued by Airplanes Pass Through Trust.



                                SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                        AIRPLANES LIMITED


Date: November 17, 1997                 /s/ Roy M. Dantzic*
                                        -------------------------
                                        Director and Officer


Date: November 17, 1997                 AIRPLANES U.S. TRUST


                                        /s/ Roy M . Dantzic*
                                        -------------------------
                                        Controlling Trustee
                                        and Officer


                                        *By: /s/ Michael Walsh
                                             --------------------
                                             Attorney-in-Fact




                               EXHIBIT INDEX


Exhibit A - Report to Certificateholders
Exhibit B - Power of Attorney for Airplanes Limited
Exhibit C - Power of Attorney for Airplanes U.S. Trust